                                                                    EXHIBIT 99.1

                                                                   [VERINT LOGO]

PRESS RELEASE

CONTACT
Alan Roden
VP, Corporate Development and Investor Relations
(631) 962-9304
ALAN.RODEN@VERINTSYSTEMS.COM


         VERINT SYSTEMS REPORTS RECORD FISCAL 2003 FIRST QUARTER RESULTS

                SALES GROW TO $44.4 MILLION; INCREASES 22% y-o-y

                       DILUTED EARNINGS PER SHARE OF $0.14

MELVILLE, N.Y, JUNE 3, 2003 - Verint Systems Inc. (NASDAQ: VRNT), announced record sales of $44,415,000 for the first quarter of fiscal 2003, ended April 30, 2003, a 22% increase compared with $36,317,000 for the first quarter of fiscal 2002.

The Company posted record net income of $3,512,000 for the first quarter of fiscal 2003 ($0.14 per diluted share), compared with net income of $1,707,000 ($0.08 per diluted share) for the first quarter of fiscal 2002.

Dan Bodner, President and CEO of Verint, stated, "Our record first quarter results, which also represent our sixth consecutive quarter of sequential growth, were primarily due to strong sales of our actionable intelligence solutions in the security market. Our margins continued to improve during the quarter, and combined with our sales growth, resulted in a 16% sequential increase in income from operations."

The Company ended the quarter with cash and cash equivalents of $94,833,000, working capital of $71,582,000, total assets of $173,698,000, and stockholders' equity of $101,123,000.

CONFERENCE CALL INFORMATION

The Company will be conducting a conference call to review its fiscal 2003 first quarter results today at 4:30 PM EDT. An on-line, real-time Web cast of the conference call will be available on our website at WWW.VERINTSYSTEMS.COM. The conference call can also be accessed live via telephone at 703-871-3092. Please dial in 5-10 minutes prior to the scheduled start time.

A replay of the conference call will be available for seven days on our website at WWW.VERINTSYSTEMS.COM and by telephone at 703-925-2533, passcode 6441815.


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VERINT SYSTEMS REPORTS RECORD FISCAL 2003 FIRST QUARTER RESULTS
JUNE 3, 2003
PAGE 2

Financial highlights at and for the three month periods ended April 30, 2002 and 2003 are as follows:


                              FINANCIAL HIGHLIGHTS
                (In thousands, except per share data, unaudited)


               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA:


                                                       THREE MONTHS
                                                      ENDED APRIL 30,
                                                      2002      2003
                                                    -------   -------
           Sales                                    $36,317   $44,415
           Cost of sales                             18,564    20,912
                                                    -------   -------
           Gross profit                              17,753    23,503

           Operating Expenses
              Research and development, net           3,892     5,335
              Selling, general and administrative    11,786    14,669
                                                    -------   -------
           Income from operations                     2,075     3,499

           Interest and other income, net               113       515
                                                    -------   -------
           Income before income taxes                 2,188     4,014

           Income taxes                                 481       502
                                                    -------   -------
           Net income                               $ 1,707   $ 3,512
                                                    =======   =======
           Earnings per share:
               Basic                                $  0.09   $  0.15
                                                    =======   =======
               Diluted                              $  0.08   $  0.14
                                                    =======   =======
           Weighted average shares:
               Basic                                 18,897    23,708
               Diluted                               20,542    25,236



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VERINT SYSTEMS REPORTS RECORD FISCAL 2003 FIRST QUARTER RESULTS
JUNE 3, 2003
PAGE 3


                                 (In thousands)
  CONDENSED CONSOLIDATED BALANCE SHEET DATA:




                                                                        APRIL 30,
                                                          JANUARY 31,     2003
  ASSETS                                                     2003      (UNAUDITED)
                                                          ----------   -----------
  CURRENT ASSETS:
       Cash and cash equivalents                           $133,933     $ 94,833
       Accounts receivable, net                              27,279       32,380
       Inventories                                            8,866        8,840
       Prepaid expenses and other current assets              4,079        3,692
                                                           --------     --------
  TOTAL CURRENT ASSETS                                      174,157      139,745

  PROPERTY AND EQUIPMENT, net                                12,965       13,603

  OTHER ASSETS                                               19,928       20,350
                                                           --------     --------
  TOTAL ASSETS                                             $207,050     $173,698
                                                           ========     ========

  LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES:
       Accounts payable and accrued expenses               $ 43,622     $ 46,170
       Advance payments from customers                       19,013       19,586
       Current maturities of long-term bank loans            42,199          207
       Convertible Note                                          --        2,200
                                                           --------     --------
  TOTAL CURRENT LIABILITIES                                 104,834       68,163

  LONG-TERM BANK LOANS                                        1,678        1,691
  CONVERTIBLE NOTE                                            2,200           --
  OTHER LIABILITIES                                           2,172        2,721
                                                           --------     --------
  TOTAL LIABILITIES                                         110,884       72,575

  STOCKHOLDERS' EQUITY                                       96,166      101,123
                                                           --------     --------
  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $207,050     $173,698
                                                           ========     ========




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VERINT SYSTEMS REPORTS RECORD FISCAL 2003 FIRST QUARTER RESULTS
JUNE 3, 2003
PAGE 4



ABOUT VERINT SYSTEMS INC.

Verint Systems Inc., headquartered in Woodbury, New York, is a leading provider of software-based analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology Inc. (NASDAQ: CMVT). Visit us at our website WWW.VERINTSYSTEMS.COM.



NOTE: CERTAIN STATEMENTS CONCERNING VERINT'S FUTURE RESULTS OR PROSPECTS ARE "FORWARD-LOOKING STATEMENTS" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THERE CAN BE NO ASSURANCES THAT FORWARD-LOOKING STATEMENTS WILL BE ACHIEVED, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM FORECASTS AND ESTIMATES. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE: CHANGES IN THE DEMAND FOR VERINT'S PRODUCTS; FURTHER DECLINE IN INFORMATION TECHNOLOGY SPENDING; THE UNCERTAINTY OF CUSTOMER ACCEPTANCE OF VERINT'S PRODUCTS; VERINT'S LENGTHY AND VARIABLE SALES CYCLE MAKES IT DIFFICULT TO PREDICT OPERATING RESULTS; DEPENDENCE ON CONTRACTS WITH GOVERNMENTS FOR A SIGNIFICANT PORTION OF VERINT'S REVENUES; MARKETS FOR VERINT'S PRODUCTS FAILING TO DEVELOP; RISKS THAT VERINT'S INTELLECTUAL PROPERTY RIGHTS MAY NOT BE ADEQUATE TO PROTECT ITS BUSINESS; RISKS ASSOCIATED WITH RAPIDLY CHANGING TECHNOLOGY AND THE ABILITY OF VERINT TO INTRODUCE NEW PRODUCTS ON A TIMELY AND COST-EFFECTIVE BASIS; VERINT'S INABILITY TO MAINTAIN RELATIONSHIPS WITH VALUE ADDED RESELLERS AND SYSTEMS INTEGRATORS; RISKS ASSOCIATED WITH VERINT'S ABILITY TO RETAIN EXISTING PERSONNEL AND RECRUIT AND RETAIN QUALIFIED PERSONNEL; RISKS ASSOCIATED WITH CHANGES IN THE COMPETITIVE OR REGULATORY ENVIRONMENT IN WHICH VERINT OPERATES; RISKS ASSOCIATED WITH SIGNIFICANT FOREIGN OPERATIONS, INCLUDING FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES; RISKS ASSOCIATED WITH COMVERSE TECHNOLOGY, INC. CONTROLLING VERINT'S BUSINESS AND AFFAIRS; AND OTHER RISKS DESCRIBED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE RISKS AND UNCERTAINTIES, AS WELL AS OTHERS, ARE DISCUSSED IN GREATER DETAIL IN THE FILINGS OF VERINT WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FILINGS ARE AVAILABLE THROUGH THE SEC'S ELECTRONIC DATA GATHERING ANALYSIS AND RETRIEVAL SYSTEM (EDGAR) AT WWW.SEC.GOV OR FROM VERINT'S WEBSITE AT WWW.VERINTSYSTEMS.COM. VERINT MAKES NO COMMITMENT TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS.

                                       ###

Verint, the Verint word mark, STAR-GATE, RELIANT, LORONIX and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.